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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                   APRIL 2, 1999



                       AUTOMOTIVE PERFORMANCE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                           0-23705                       86-0850090
 (STATE OR OTHER JURISDICTION               (COMMISSION                   (IRS EMPLOYER
       OF INCORPORATION)                    FILE NUMBER)               IDENTIFICATION NUMBER)


                  7341 ANACONDA AVENUE. GARDEN GROVE, CA. 92841
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 373-2837


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.  ACQUISITION OF ASSETS.

On April 2, 1999, Automotive Performance Group, Inc. (the "Company) acquired 80% of the current outstanding shares of common stock of Boyds Wheels, Inc. The shares were acquired pursuant to the First Amended Plan of Reorganization, as modified pursuant to hearings of November 12-13, 1998, with Debtors in Possession as co-proponents (the "Plan) which was confirmed by the United States Bankruptcy Court for the Central District of California, Santa Ana Division (Case Nos. SA 98-11545RA and SA 98-11547RA, respectively). A summary of the material features of the Plan is set forth in Exhibit 10.16 of the Company's 1998 Form 10-KSB, which was filed with the Securities and Exchange Commission on April 15, 1999.

The shares of common stock acquired by the Company were issued pursuant to the Plan in consideration for, among other things, (1) a contribution of capital from the Company in the amount of $500,000 to be paid to City National Bank ,
(2) the payment by the Company of allowed administrative claims in the approximate amount of $1,200,000; (3) the issuance to holders of allowed unsecured claims of 200,000 shares of the Company's common stock, on a pro-rata basis; (4) the pledge by the Company of up to $2,000,000 in cash (to capitalize Boyds Wheels, Inc.); and (5) the pledge by the Company of up to $50,000 to pursue and litigate certain bankruptcy related claims and other potential causes of action. The source of the foregoing consideration was, and will be, from the Company's existing working capital. The shares of common stock issued to the Disbursing Agent (the "Unsecured Creditor Shares") will be disbursed to the holders of allowed unsecured claims pro rata in consideration for such claims.

The Company did not consider the acquisition of the Boyds stock to be the acquisition of a business as defined by Reg S-X 210 11-01(d) as Boyds has not conducted any significant operations for over one year, had no employees, sales force, market distribution system, or active customer base. Additionally, the Company has not yet determined the nature of how they will market or conduct the future business of Boyds, but believes the nature of the revenue producing activity will not be the same as before this transaction.

ITEM 7.:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable as the described transaction did not constitute the purchase of a business as defined in Reg S-X 210 11-01(d) as there is not sufficient continuity of the acquired entity's operations.

(b)      Pro forma financial information.


         Not required as transaction was not a purchase of a business as defined by Reg S-X 210 11-01(d).

(c)      Exhibits.

         10.1 Boyds Agreement. (Incorporated by reference to the Company's 1998 Form 10-KSB)


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUTOMOTIVE PERFORMANCE GROUP, INC.


Date: June 15, 1999                          By:/s/ Carl Walker
                                                ---------------------
                                                Carl Walker
                                                Chief Financial Officer


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